UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2008
                                -----------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                          0-51589               04-3693643
         --------                         ---------              ----------
(State or other Jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                 855 Enfield Street, Enfield, Connecticut 06082
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.
                  ---------------------------------------------

         On November 13, 2008, New England Bancshares, Inc., the holding company for Enfield Federal Savings and Loan Association and Valley Bank, announced the declaration of a cash dividend. The press release announcing the declaration of the cash dividend is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

         (a)      Financial Statements of Businesses Acquired: Not applicable

         (b)      Pro Forma Financial Information:  Not applicable

         (c)      Shell Company Transactions:  Not Applicable

         (d)      Exhibits

                  Number            Description
                  ------            -----------

                  99.1              Press Release Dated November 13, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 13, 2008             By:   /s/ Scott D. Nogles
                                           ----------------------------------
                                           Scott D. Nogles
                                           Executive Vice President and Chief
                                           Financial Officer